                                                                    Exhibit 99.6
                                                                    ------------

                              FIRST AMENDMENT TO
                              ------------------
                         REGENT/B&W LICENSE AGREEMENT
                         ----------------------------


     THIS AGREEMENT made as of the 25th day of April, 2001 among Regent Court Technologies, a general partnership of which Jonnie R. Williams ("Williams"), of Manakin-Sabot, Virginia, and Francis O'Donnell, Jr. ("O'Donnell"), of Chesterfield, Missouri, are partners, Star Scientific, Inc., a Delaware corporation ("Licensor"), and Brown & Williamson Tobacco Corporation, a Delaware corporation ("Licensee") (collectively, the "Parties").

     WHEREAS, the Parties entered into a Regent/B&W License Agreement dated August 15, 2000 [***]

     NOW, THEREFORE, for and in consideration of the agreements between the Licensor and Licensee reflected in a Restated Master Agreement of like date, the Parties agree that the second sentence of Paragraph 2 of the Regent/B&W License Agreement is amended in its entirety to read as follows:

              [***]

     As hereby amended, the Regent/B&W License Agreement is confirmed as being in full force and effect.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.



                           REGENT COURT TECHNOLOGIES


                           By:
                              -------------------------------
                                     General Partner


                           and by:
                                  ---------------------------
                                       General Partner


                           ----------------------------------
                                    Jonnie R. Williams


                           ----------------------------------
                                  Francis O'Donnell, Jr.


                           STAR SCIENTIFIC, INC.


                           By:
                              -------------------------------
                                [***]


                           BROWN & WILLIAMSON TOBACCO CORPORATION


                           By:
                              -------------------------------
                                [***]